UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                  CURENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


              Date of Report (Date of earliest reported) 03/06/2000


                        Dupont Direct Financial Holdings

          Georgia                     0-15900                 59-3461241
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation              File Number)          Identification No.)


              42 Broadway, Suite 1101
        P.O. Box 1887, Bowling Green Station
                 New York, New York                             10004
      (Address of principal executive offices)               (Zip Code)

                                 (917) 320-4800
               Registrant's telephone number, including area code


                                FAB Global, Inc.
         (Former name or former address, if changed since last report)


ITEM 5.
OTHER EVENTS

Name Change

     On March 06, 2000, the Corporation filed an amendment to its Certificate of Incorporation that changed the name of the Corporation from "FAB Global, Inc." to "DUPONT DIRECT FINANCIAL HOLDINGS"; In conjuntion with the name change, the Company has changed its ticker symbol from "OTCBB: FABV" to "OTCBB: DIRX."

Item 7.
Financial Statements and Exhibits.


(c) Exhibits

      99.1 Press Release Anouncing Name and Ticker Symbol Change

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dupont Direct Financial Holdings Inc., a Georgia corporation (formerly known as FAB Global, Inc.) March 27, 2000.


/s/

By: Randy Strausberg, President